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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                  June 30, 2003
                        ---------------------------------
                        (Date of earliest event reported)


                          STANDARD MOTOR PRODUCTS, INC.
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             (Exact name of registrant as specified in its charter)


         New York                      1-4743                    11-1362020
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)


   37-18 Northern Blvd. Long Island City, N.Y.                11101
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    (Address of principal executive offices)                (Zip Code)


   Registrant's telephone number, including area code    (718) 392-0200
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On June 30, 2003, Standard Motor Products, Inc. (the "Registrant") announced that pursuant to the terms of an Asset Purchase Agreement dated February 7, 2003, as amended as of June 30, 2003, among Dana Corporation, Automotive Controls Corp., BWD Automotive Corporation, Pacer Industries, Inc., Ristance Corporation and Engine Controls Distribution Services, Inc., as Sellers, and the Registrant, as Buyer, Registrant had completed the acquisition of substantially all of the assets and assumed substantially all of the operating liabilities of Dana Corporation's Engine Management Division. Prior to the sale, Dana Corporation's Engine Management Division was a leading manufacturer of aftermarket parts in the automotive industry, focused exclusively on engine management. The Registrant intends to integrate the acquired assets into its own Engine Management business within 18 months of the closing.

         The purchase price for the acquisition was approximately $121 million, was negotiated and determined on the basis of arm's length negotiations between the Registrant and Dana Corporation, and was based on the net book value of the acquired assets. The acquisition purchase price is subject to a post-closing adjustment based upon the net book value of the acquired assets less the net book value of the assumed liabilities as of the close of business on June 30, 2003. The consideration paid to Dana Corporation was comprised of $90.8 million cash, a $15.1 million seller note and $15.1 million of the Registrant's common stock. In connection with Dana receiving shares of the Registrant's common stock, on June 30, 2003 the Registrant and Dana Corporation also entered into a Share Ownership Agreement. There is no material relationship between Dana Corporation and the Registrant and its affiliates, directors or officers.

         In connection with the acquisition of Dana Corporation's Engine Management Division, the Registrant completed an equity offering of 5,750,000 of its common stock for gross proceeds of approximately $60.4 million. The net proceeds from this equity offering were used to repay a portion of the Registrant's outstanding indebtedness under its revolving credit facility with General Electric Capital Corporation, as agent (the "Credit Facility"). On June 30, 2003, the Registrant also completed an amendment to its Credit Facility, which increased the amount available under the Credit Facility by $80 million, to $305 million (the "Amended Credit Facility"). The Registrant then financed the cash portion of the acquisition purchase price and the costs associated with the acquisition and integration expenses by borrowing from the Amended Credit Facility.

         The acquired assets include, among other things, plant, equipment, leases and real property that were used by Dana Corporation to operate its Engine Management Division. Prior to the acquisition, Dana Corporation's Engine Management Division had nine locations comprised of manufacturing, distribution and administration functions. The Registrant's integration program will eliminate seven of these locations that are redundant with the Registrant's existing capabilities. Two facilities that provide the Registrant with new manufacturing capabilities will be retained. The following locations will be closed: Branford, Connecticut; Guilford, Connecticut; Northvale, New Jersey; Argos, Indiana; Franklin Park, Illinois; Nashville, Tennessee; and Independence, Kansas (21st Street). The facilities that will be retained by the Registrant are Mishawaka, Indiana and Independence, Kansas (Oak Street). The Registrant intends to integrate much of the other acquired assets into its own Engine Management business and will continue to evaluate the most beneficial use of these acquired assets throughout the integration process.

         The description above of the acquisition of Dana's Engine Management Division and the related transactions is a summary only. A copy of the following documents are incorporated herein by reference: (1) the Asset Purchase Agreement, which was filed as Exhibit 2.1 to the Registrant's Current Report on Form 8-K that the Registrant filed with the SEC on February 10, 2003 (the "February Form 8-K"); (2) the Share Ownership Agreement, a form of which was filed with the SEC as Exhibit 4.6 to the February Form 8-K; (3) the Amended and Restated Credit Agreement, which was filed with the SEC as Exhibit 99.1 to the February Form 8-K; and (4) the Amendment to the Asset Purchase Agreement, which is filed as Exhibit 99.1 to this report. These exhibits describe in more detail the terms of the acquisition of Dana's Engine Management Division and the related transactions. The Registrant also incorporates herein by reference the contents of the press release of the Registrant dated June 30, 2003, which is filed as Exhibit 99.2 to this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

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(a) Financial Statements of Business Acquired.

The audited financial statements of Dana Corporation's Engine Management Division as of December 31, 2002, 2001 and 2000, and for the years then ended, required by this item are incorporated herein by reference to the Registrant's registration statement on Form S-3 (Registration No.333-103194), filed with the Securities and Exchange Commission on February 13, 2003, as amended on June 4, 2003.

(b) Pro forma financial information.

The required pro forma financial information of Dana Corporation's Engine Management Division is incorporated herein by reference to the Form S-3.

(c) Exhibits.

99.1 Amendment to Asset Purchase Agreement, dated as of June 30, 2003, by and among Dana Corporation, Automotive Controls Corp., BWD Automotive Corporation, Pacer Industries, Inc., Ristance Corporation and Engine Controls Distribution Services, Inc., as Sellers, and Standard Motor Products, Inc., as Buyer.

99.2 Press release of the Registrant, dated as of June 30, 2003.


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                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

STANDARD MOTOR PRODUCTS, INC.


By:  /s/ James J. Burke
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     James J. Burke
     Vice President Finance, Chief Financial Officer


Dated as of July 15, 2003





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                                  EXHIBIT INDEX


99.1 Amendment to Asset Purchase Agreement, dated as of June 30, 2003, by and among Dana Corporation, Automotive Controls Corp., BWD Automotive Corporation, Pacer Industries, Inc., Ristance Corporation and Engine Controls Distribution Services, Inc., as Sellers, and Standard Motor Products, Inc., as Buyer.

99.2 Press release of the Registrant, dated as of June 30, 2003.



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